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                                                                    Exhibit 23.1

                       Consent of Locke Liddell & Sapp LLP

      We hereby consent to the filing of our opinion dated June 10, 2002 to Credit Suisse First Boston Corporation as an exhibit to Tennessee Gas Pipeline Company's (the "Company") Registration Statement on Form S-3 (No. 333-89812) (the "Registration Statement") and the reference to this firm under the heading "Legal Matters" in the Company's Prospectus Supplement dated June 4, 2002, which forms a part of the Registration Statement.

                                          Very truly yours,


                                          /s/  Locke Liddell & Sapp LLP